EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of TMT Capital Corporation, a Florida corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report for the quarter ended March 31, 2008 (the "Form 10-KA/2") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form10-Q A/1fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2008	TMT CAPITAL CORPORATION

	By:	/s/ TANIA M. TORRUELLA
Tania M. Torruella
Chief Executive Officer and Interim Chief Financial Officer